Exhibit 10.2

責任限定契約書

Liability Limitation Agreement

株式会社LogProstyle（以下「甲」という）と●（以下「乙」という）とは、●年●月●日、甲の社外取締役としての乙の責任について、以下のとおり責任限定契約（以下「本契約」という）を締結する。

LogProstyle Inc. (the “Company”) and _______________________________ (the “Director”) hereby enter into the following Liability Limitation Agreement (this “Agreement”) as of _______________________________ with respect to the responsibilities of the Director as an independent director of the Company.

（目的）

第１条　本契約は、会社法第４２７条その他の法令および甲の定款の定めに従い、乙が甲の社外取締役として職務を行うにつき甲に対し損害を与えた場合における、会社法第４２３条第１項に基づく乙の損害賠償責任に関して限度を定めることを目的とする。

Article 1 (Purpose)

The purpose of this Agreement is to limit the liability of the Director under Article 423, Paragraph 1 of the Companies Act in the event that the Director causes damage to the Company in performing his/her duties as an independent director of the Company, in accordance with Article 427 of the Companies Act, other laws and regulations, and the Articles of Incorporation of the Company.

（法令および定款と本契約との関係）

第２条　本契約に定めのない事項に関しては、会社法その他の法令および甲の定款の定めるところによる。

Article 2 (Relationship of this Agreement to Laws, Regulations and Articles of Incorporation)

Any matters not set force in this Agreement shall be governed by the provisions of the Companies Act of Japan, other laws and regulations, and the Articles of Incorporation of the Company.

（責任限定）

第３条　乙の会社法第４２３条第１項の責任について、乙が職務を行うにつき善意でかつ重大な過失がないときは、乙の責任は、乙の年間の報酬等の２倍と会社法第４２５条第１項で定める最低責任限度額とのいずれか高い金額を限度とする。

Article 3 (Limitation of Liability)

With respect to the liability of the Director under Article 423, Paragraph 1 of the Companies Act, if the Director has performed his duties in good faith and without gross negligence, the liability of the Director shall be limited to the higher of twice the amount of the Director’s annual compensation or the minimum liability amount specified in Article 425, Paragraph 1 of the Companies Act.

（責任限定手続）

第４条　乙が本契約に基づき責任限定を求める場合、乙は、甲所定の様式に従い書面によって甲に対しこれを求めるものとする。この場合、乙は、責任限定が相当であることを基礎づける文書等の資料を添付する。

２．	前項の求めがあった場合、甲乙誠意をもって協議を行う。

３．	乙に対する会社法第４２３条第１項の責任に関する損害賠償請求訴訟等が提起された場合、乙は、かかる訴訟等の手続において自ら本契約を援用して責任限定を主張するものとし、乙がかかる主張を行わなかった場合には、前条の規定に基づく責任限定を受ける権利を喪失する。

Article 4 (Procedure of Limitation of Liability)

1.	In the event that the Director seeks limitation of liability under this Agreement, the Director shall make such request to the Company in writing in accordance with the form prescribed by the Company. In such case, the Director shall attach documents and other materials that provide a basis for the reasonableness of the limitation of liability.

2.	Upon request as described in the preceding paragraph, the Company and the Director will consult with each other in good faith.

3.	In the event that a lawsuit or other legal action is brought against the Director claiming damages for the liability provided for in Article 423, Paragraph 1 of the Companies Act, the Director shall assert the limitation of liability in support of this Agreement in such lawsuit or other legal action, and if the Director fails to make such assertion, the Director shall forfeit the right to the limitation of liability provided for in the preceding Article.

（責任限定がなされない場合）

第５条　次の各号の一に該当する場合には、乙は、第３条の規定に基づく責任限定がなされないものとする。

（１）	乙の甲に対する訴訟上の請求において、甲により相殺の抗弁または反訴として乙に対して会社法第４２３条第１項に基づく損害賠償請求がなされる場合（ただし、かかる損害賠償請求に関して甲の取締役会が乙に対する責任限定を承認した場合、および本契約、甲の定款または法令による責任限定の確認請求を行う場合を除く）

（２）	裁判所の終局判決（仲裁判断等それと同様の効果を持つものを含む）によって本契約に基づく責任限定は無効または違法であると判断された場合

２．	会社法第３５６条第１項第２号の取引（自己のためにした取引に限る）をした乙の損害賠償責任については、第３条の規定に基づく責任限定はなされないものとする。

Article 5 (In Case of No Limitation of Liability)

Director shall not be limited in liability pursuant to the provisions of Article 3 in the event that any of the following items applies:

(1)	In the event of a litigation claim by the Director against the Company, where the Company makes a claim for damages under Article 423(1) of the Companies Act against the Director as a defense to set-off or as a counterclaim; or

(2)	In the event that a final judgment of a court of law (including an arbitral award or other decision having similar effect) determines that the limitation of liability under this Agreement is invalid or illegal.

2.	With respect to the liability for damages of the Director who has engaged in transactions set forth in Article 356, Paragraph 1, Item 2 of the Companies Act (limited to transactions conducted for his/her own account), the liability shall not be limited in accordance with the provisions of Article 3.

（株主総会に対する情報の開示）

第６条　乙は、乙が任務を怠ったことにより甲が損害を受けたことを甲が知ったときは、その後最初に招集される株主総会において甲が次の事項を開示しなければならないことを認識し、その開示に関して本契約において予め承諾し、これに異議を唱えない。

（１）	会社法第４２５条第２項第１号および第２号に掲げる事項

（２）	本契約の内容および本契約を締結した理由

（３）	会社法第４２３条第１項の損害のうち、乙が賠償する責任を負わないとされた額

Article 6 (Disclosure of Information to General Meeting of Shareholders)

The Director acknowledges and agrees in advance herein that if the Company learns that the Company has suffered damage as a result of negligence of duty by the Director, the Company shall disclose the following at the first general meeting of shareholders thereafter convened, and hereby agrees and waives any objection to such disclosure.

(1)	Matters set forth in Article 425, Paragraph 2, Items 1 and 2 of the Companies Act

(2)	Description of this Agreement and reasons for entering into this Agreement

(3)	The amount of damages stipulated in Article 423, Paragraph 1 of the Companies Act for which the Director is not liable.

（責任の減免後の退職慰労金等の供与）

第７条　乙は、乙が本契約によって第３条に規定する限度を超える部分について損害を賠償する責任を負わないとされた場合において、甲がその後に乙に対し会社法第４２５条第４項で定める退職慰労金その他の法務省令で定める財産上の利益を与えるときは、株主総会の承認を受けなければならない。

Article 7 (Provision of Retirement Benefits, etc. After Reduction or Exemption from Liability)

In the event that the Director is not liable for damages to the extent exceeding the limit stipulated in Article 3 by this Agreement, if the Company subsequently grants to the Director retirement benefits stipulated in Article 425, Paragraph 4 of the Companies Act or other property benefits stipulated by the applicable ordinance of the Ministry of Justice, the Company shall obtain approval at a general meeting of shareholders.

（責任の減免後の新株予約権）

第８条　乙は、乙が本契約によって第３条に規定する限度を超える部分について損害を賠償する責任を負わないとされた場合において、乙が会社法第４２５条第１項第２号の新株予約権を行使し、または譲渡するときは、株主総会の承認を受けなければならない。

２．	乙が本契約によって第３条に規定する限度を超える部分について損害を賠償する責任を負わないとされた場合において、乙が会社法第４２５条第１項第２号の新株予約権を表示する新株予約権証券を所持するときは、乙は、遅滞なく、当該新株予約権証券を甲に預託する。この場合において、乙は、前項の譲渡についての承認を得なければ、その新株予約権証券の返還を請求することができない。

Article 8 (Subscription Warrant after Reduction or Exemption from Liability)

1.	In the event that the Director is not liable for damages in excess of the limit stipulated in Article 3 by this Agreement, any exercise or transfer of the stock acquisition rights stipulated in Article 425, Paragraph 1, Item 2 of the Companies Act by the Director shall be subject to the approval of the general meeting of shareholders.

2.	In the event that Director is not liable for damages in excess of the limits stipulated in Article 3 by this Agreement, if the Director holds subscription warrant certificates representing the subscription warrants referred to in Article 425, Paragraph 1, Item 2 of the Companies Act, the Director shall deposit such warrant certificates with the Company without delay. In such case, the Director may not demand the return of such warrant certificates without obtaining the approval for the transfer as set forth in the preceding paragraph.

（税務処理）

第９条　乙は、本契約に基づく責任限定に関する税務上の問題については自己の責任で処理する。

Article 9 (Tax Processing)

The Director shall be responsible for its own tax issues related to the limitation of liability under this Agreement.

（役員賠償責任保険）

第１０条　甲は、役員賠償責任保険に関して、加入するか否か、保険契約の内容その他の事項を、適宜決定することができる。

Article 10 (Directors and Officers Liability Insurance)

The Company may determine from time to time whether or not to purchase directors and officers liability insurance, the terms of the policy, and other matters relating thereto.

（効力）

第１１条　乙が甲または甲の子会社の業務執行取締役、執行役または支配人その他の使用人に就任したときは、本契約は、将来に向かってその効力を失う。

２．	乙が甲の社外取締役の地位を喪失した後も、乙が甲の社外取締役として行った行為に関しては、本契約が適用される。

Article 11 (Effective)

1.	This Agreement shall cease to be effective prospectively when the Director becomes an executive director, executive officer, manager or employee of the Company or any subsidiary of the Company.

2.	This Agreement shall apply with respect to any actions taken by the Director as an independent director of the Company even after the Director ceases to be an independent director of the Company.

（拘束力）

第１２条　本契約は、甲乙およびその承継人のために効力を有する。

２．	本契約の締結後、甲に合併、会社分割その他の組織変更があった場合でも、甲は、本契約に基づく責任限定と同等の責任限定を引き続き乙に与えるように必要な措置を講ずるよう努める。

Article 12 (Binding)

1.	This Agreement shall be in full force and effect for the Company, the Director, and their successors.

2.	In the event of a merger, demerger or other reorganization of the Company after the execution of this Agreement, the Company will endeavor to take necessary measures to ensure that the Director will continue to have the same liability limitations as those under this Agreement.

（他の規定に基づく救済）

第１３条　本契約に基づく責任限定は、絶対唯一のものではなく、会社法その他の法令または甲の定款による他の責任限定および救済を妨げるものではない。

２．	総株主の同意、会社法第４２５条第１項に基づく株主総会の特別決議、または会社法第４２６条第１項および甲の定款に基づく取締役会決議によって、第３条に規定する限度を超える部分の全額について乙の責任が免除された場合には、本契約は適用されない。

Article 13 (Relief Under Other Provisions)

1.	The limitation of liability under this Agreement shall not be exclusive and shall not preclude other limitations of liability and remedies under the Companies Act or other laws or the Company’s Articles of Incorporation.

2.	This Agreement shall not apply if the liability of the Director is exempted for the entire amount exceeding the limit stipulated in Article 3 by consent of all shareholders, by a special resolution of the shareholders’ meeting in accordance with Article 425, Paragraph 1 of the Companies Act, or by a resolution of the Board of the Director in accordance with Article 426, Paragraph 1 of the Companies Act and the Company’s Articles of Incorporation.

（契約内容の変更）

第１４条　本契約の内容は、本契約当事者の書面による合意によってのみ変更することができる。

Article 14 (Amendment)

The terms of this Agreement may be amended only by written agreement of the parties hereto.

（完全合意）

第１５条　本契約は、本契約事項に関する本契約の当事者間の完全な合意を構成し、口頭または書面によるとを問わず、本契約当事者間の本契約事項に関する事前の合意、表明および了解に優先する。

Article 15 (Entire agreement)

This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, representations and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof.

（分離可能性）

第１６条　本契約のいずれかの条項またはその一部が無効または執行不能と判断された場合であっても、本契約の残りの規定および一部が無効または執行不能と判断された規定の残りの部分については、継続して完全に効力を有し、本契約当事者は、当該無効もしくは執行不能の条項または部分を適法とし、執行力を維持するために必要な範囲で修正し、当該無効もしくは執行不能の条項または部分の趣旨に鑑み法律上および経済上同等の効果を確保できるように努める。

Article 16 (Severability)

If any provision of this Agreement or part thereof shall be held invalid or unenforceable, the remaining provisions of this Agreement and the remainder of any provision held invalid or unenforceable in part shall continue in full force and effect, and the parties hereto shall endeavor to modify such invalid or unenforceable provision or part to the extent necessary to make it lawful and maintain its enforceability and to ensure that it is legally and economically equivalent in light of the intent of such invalid or unenforceable provision or part.

（準拠法）

第１７条　本契約の準拠法は日本法とし、日本法によって解釈適用する。

Article 17 (Governing Law)

This Agreement shall be governed by and construed in accordance with the laws of Japan.

（専属的合意管轄裁判所）

第１８条　本契約に関する紛争については、東京地方裁判所を第一審の専属的合意管轄裁判所とする。

Article 18 (Exclusive Jurisdiction Court)

The Tokyo District Court shall have exclusive jurisdiction in the first instance over any dispute arising out of or in connection with this Agreement.

（協議）

第１９条　本契約に定められていない事項または解釈上疑義が生じた事項については、その都度、甲乙誠意をもって協議決定する。

Article 19 (Consultation)

Any matter not set forth in this Agreement or any matter of doubtful interpretation shall be decided by the Company and the Director in good faith in consultation each time.

（以下余白）

(Rest of page left blank intentionally.)

本契約の当事者は、頭書の日付をもって本契約を正式に締結した。

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

甲：東京都港区北青山三丁目６番２３号
株式会社LogProstyle
代表取締役 野澤 泰之

Company:	3-6-23 Kita-Aoyama, Minato-ku, Tokyo
LogProstyle Inc.
Representative Director

Yasuyuki Nozawa

本契約の当事者は、頭書の日付をもって本契約を正式に締結した。

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

乙：	[住所]
[氏名]

Director:	[Address]

[Name]